Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X| Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             TRANS WORLD CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form,  Schedule or Registration  Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                             TRANS WORLD CORPORATION

                                                                  April 17, 2006


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held in the 12th floor Conference Room of the Walker Building located at 734 15th Street N.W., Washington, DC 20005 on Wednesday, May 17, 2006 at 10:00 a.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE BOARD'S NOMINEES FOR DIRECTOR AND "FOR" EACH MATTER TO BE CONSIDERED. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/s/ Rami S. Ramadan
--------------------
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer




--------------------------------------------------------------------------------

              545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017
                       TEL: 212.983.3355 FAX: 212.983.8129

                             TRANS WORLD CORPORATION
                           545 FIFTH AVENUE, SUITE 940
                            NEW YORK, NEW YORK 10017
                                 (212) 983-3355

                                     -------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2006

                                    ---------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Trans World Corporation ("TWC" or the "Company") will be held in the 12th floor Conference Room of the Walker Building located at 734 15th Street N.W., Washington, D. C. 20005 on May 17, 2006 at 10:00 a.m., Eastern Daylight Time. At the meeting, the holders of the Company's common stock, par value .001 per share ("Common Stock") will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect five (5) directors for a one-year term or until their successors are elected and qualified;

          (2)  To amend the 2004 Equity Incentive Plan;

          (3) To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent, registered public accountants for the fiscal year ending December 31, 2006; and,

          (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

         The Board of Directors has fixed April 12, 2006 as the voting record date for the determination of the holders of the Company's Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rami S. Ramadan
--------------------

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


April 17, 2006
New York, New York

--------------------------------------------------------------------------------
         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EACH STOCKHOLDER AND GUEST ATTENDING THE ANNUAL MEETING MAY BE REQUIRED TO PRESENT VALID PICTURE IDENTIFICATION FOR ADMISSION. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE ANNUAL MEETING.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                            Page

Notice of Annual Meeting of Stockholders...................................................Front
General........................................................................................1
Voting.........................................................................................1
Corporate Governance Principles................................................................2
              Board Purpose and Responsibilities...............................................2
              Governance Guidelines............................................................3
              Ethical Standards................................................................3
              Communications with the Board of Directors.......................................4
Information with Respect to Nominees for Director..............................................4
         Election of Directors.................................................................4
         Nominees..............................................................................5
         Board of Directors Meetings and Committees of the Board...............................5
         Compensation of Directors.............................................................6
         Report of the Audit Committee.........................................................7
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management...............7
         Equity Compensation Plan Information..................................................9
         Section 16(a) Beneficial Ownership Reporting Compliance...............................9
Management Compensation.......................................................................10
         Summary Compensation Table...........................................................10
         Option Grants/Exercises and Values for Fiscal 2005...................................11
         Employment Agreement.................................................................12
Certain Transactions..........................................................................13
Proposal to Amend the 2004 Equity Incentive Plan..............................................13
Ratification of Appointment of Independent Registered Public Accountants......................15
Stockholder Proposals.........................................................................16
Annual Reports................................................................................16
Other Matters.................................................................................17


                             TRANS WORLD CORPORATION

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 2006

                                     GENERAL

         This Proxy Statement is furnished to holders of common stock, par value $.001 per share ("Common Stock"), of Trans World Corporation, a Nevada corporation ("TWC" or the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the 12th floor Conference Room of the Walker Building located at 734 15th Street N.W., Washington, D. C. 20005 on May 17, 2006 at 10:00 a.m., Eastern Daylight Time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 17, 2006.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein;
(ii) FOR the amendments to the 2004 Equity Incentive Plan (the "2004 Equity Plan"); (iii) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company's independent registered public accountants for fiscal 2006; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder. Any holder of shares of the Company's Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. ANY STOCKHOLDER GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY (I) FILING WITH THE SECRETARY OF THE COMPANY WRITTEN NOTICE THEREOF (SECRETARY, TRANS WORLD CORPORATION, 545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017); (II) SUBMITTING A DULY-EXECUTED PROXY BEARING A LATER DATE; OR (III) APPEARING AT THE ANNUAL MEETING AND GIVING THE SECRETARY NOTICE OF HIS OR HER INTENTION TO VOTE IN PERSON. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

                                     VOTING

         Only holders of record of the Common Stock at the close of business on April 12, 2006 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 7,840,869 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting. Thus, the presence of the holders of Common Stock representing at least 3,920,436 votes will be required to establish a quorum. The withdrawal of any stockholder after the Annual Meeting has commenced, shall have no effect on the existence of a quorum. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for the proposal to approve the amendments to the 2004 Equity Plan and the proposal to ratify the appointment of the independent registered public accountants. Because of the votes required, abstentions will have the same effect as a vote against these proposals. Under rules applicable to broker dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         On April 12, 2006, directors and executive officers beneficially owned 3,817,861 shares of Common Stock or 47.6% of the total shares of Common Stock outstanding at such date. It is anticipated that all of such shares will be voted FOR the election of the nominees of the Company's Board of Directors, FOR the amendments to the 2004 Equity Plan and FOR the ratification of the selection of Rothstein, Kass & Co., P.C. as the Company's independent registered public accountants.

                         CORPORATE GOVERNANCE PRINCIPLES

         Recently the Securities and Exchange Commission ("SEC") and the NASDAQ promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance. In accordance with those rules, the Company's Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004 governance principles to provide guidance for the Board and those committees to ensure effective corporate governance. These governance principles are summarized below. The committee charters are described in the sections of this proxy statement that discuss the duties and responsibilities of those committees.

BOARD PURPOSE AND RESPONSIBILITIES


         The business of TWC is managed under the direction of its Board of Directors. The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel. The Board's responsibilities include, among other things:

          o approving and monitoring critical business and financial strategies;

          o assessing major risks facing the Company, and options for their mitigation;

          o    approving and monitoring major corporate actions;

          o overseeing processes designed to ensure TWC's and TWC's employees' compliance with applicable laws and regulations and the Company's Code of Ethics for Executive Officers;

          o overseeing processes designed to ensure the accuracy and completeness of the Company's financial statements;

          o    monitoring the effectiveness of TWC's internal controls;

          o selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

          o reviewing the recommendations of management for, and electing, the Company's executive officers; and,

          o overseeing the compensation of the Company's executive officers elected by the Board.

GOVERNANCE GUIDELINES

         Except for Mr. Ramadan, who serves as the Company's president, chief executive officer and chief financial officer and as a member of the Company's Board of Directors, the remaining four members of the Company's Board of Directors consist of independent directors who meet the requirements of rules promulgated by the SEC and by the NASDAQ.

         The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

          o    qualifications for employee and non-employee Board members;

          o how often the Board will meet, provisions for special meetings and the expectation of director attendance;

          o when a Board member should not participate in Board discussions or vote on a Board matter;

          o    restrictions on service on the Boards of other companies;

          o    the purpose and responsibilities of the Board committees;

          o    committee membership and leadership;

          o the Board's ability to meet with TWC employees without the presence of executive officers to obtain information;

          o    the Board's ability to hire such independent advisers,  including
               attorneys,   accountants  and  other  consultants,  as  it  deems
               necessary or appropriate to carry out its duties; and,

          o    stockholder access to the Board.

         A copy of the Company's Corporate Governance Guidelines and the Board Committee Charters Appendix will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017

ETHICAL STANDARDS

         The Board of Directors also codified principles and guidelines for the Company's executive officers. The Code of Ethics for Executive Officers requires that TWC's executive officers affirmatively agree to:

          o    engage in honest and ethical conduct;

          o    avoid conflicts of interest;

          o take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

          o produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

          o    comply  with  any  applicable   governmental   laws,   rules  and
               regulations; and,

          o report any possible violation of the Code to TWC's chief financial officer.

         A copy of the Company's Code of Ethics will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Board of Directors has established a process for stockholders to communicate with members of the Board. If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Company's Board of Directors by addressing your correspondence to: Attention: Board of Directors, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

         All inquiries are received and reviewed by the Company's chief financial officer, who must forward to the Board of Directors all items received. If appropriate, the chief financial officer will also direct inquiries most properly addressed by officers of the Company to ensure that the inquiries are responded to in a timely manner. The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate. The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the stockholders.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members. Currently, the membership of the Board is set at five and at present consists of five members. The Nominating Committee of the Board has nominated the five individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. All of the nominees are members of the current Board. There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Cumulative voting for directors is not permitted. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

         Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below.

NOMINEES

         RAMI S. RAMADAN, 56, has served as CEO/CFO since July 12, 1999 and President since August 2000. His most recent prior position had been Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Meridien Hotels from September 1975 to September 1990.

         JULIO E. HEURTEMATTE, JR., 70, is a private consultant, specializing in international projects, trade and investments and has acted in such capacity since 1989. From 1963 to 1989, Mr. Heurtematte served with the Inter-American Development Bank in several capacities, most recently as its Deputy Manager for Project Analysis. He has served as a director of the Company since 1998.

         MALCOLM M. B. STERRETT, 63, is a private investor. From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, in Washington, D.C. From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988 he was a Commissioner on the U.S. Interstate Commerce Commission. Before that, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation. He has served as a director of the Company since 1998.

         GEOFFREY B. BAKER, 56, is a private investor. From 1983 to the present, Mr. Baker has been a member of the private investment firm, Baker & Donaldson. From 1977 to 1982, he was Legislative Director to former U.S. Senator Lowell P. Weicker, Jr., and from 1975 to 1977 he served on the Senate Committee on Commerce as a minority staff member for surface transportation. Mr. Baker has served as a director of the Company since 1998.

         TIMOTHY G. EWING, 45, is a Chartered Financial Analyst, the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, formed in 2001. Mr. Ewing sits on the board of directors of Cherokee, Inc. (NASDAQ:
CHKE) in Van Nuys, CA since 1997, and Harbourton Capital Group (OTC: HBTC) in McLean, VA since 2000. In addition, he is immediate past chairman and executive board member of the Dallas Museum of Natural History, and sits on the board of trustees of The Dallas Opera, and the advisory board of the University of Texas at Dallas' Holocaust Studies Program. Mr. Ewing has served as a director of the Company since 2004.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

         The Company's Board of Directors, which is chaired Mr. Sterrett in a non-executive role, has responsibility for establishing broad corporate policies and overall performance of TWC and is not involved in the day-to-day operating details of the Company's business. Members of the Board are kept informed of the Company's business through various documents and reports provided by the President and other officers of the Company and by participating in Board and Board committee meetings. Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director's questions.

         The Board holds biweekly conference calls and meets on an as-needed basis. In addition to the 2005 Annual Meeting, the Board met twice in person and acted by consent twice during the Company's fiscal year ended December 31, 2005. No director of the Company attended fewer than 75% of the total number of conference call and in-person meetings of the Board or meetings of committees of the Board during the year ended December 31, 2005.

         The Board of Directors of TWC is authorized by its Bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. At December 31, 2005, TWC had the following three committees:

         AUDIT COMMITTEE. The Audit Committee has the responsibilities set forth in the Company's Audit Committee Charter. It reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflicts of interest and such other matters as may be delegated by the Board. The Audit Committee is composed of Mr. Baker, the Committee's Chairman, and Messrs. Ewing, Heurtematte and Sterrett, all of whom are non-employee, "independent" directors, with Mr. Heurtematte serving as the "audit committee financial expert." The Audit Committee met once in-person and acted by consent once in 2005. Additionally, the Committee's Chairman conferred four times via telephone with the committee members regarding audit matters throughout 2005.

         A copy of the Company's Audit Committee Charter will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

         COMPENSATION COMMITTEE. The Compensation Committee, whose responsibilities are enumerated in the Company's Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company's 1993 Incentive Stock Option Plan, the Company's 1998 Stock Option Plan, the 1999 Non-Employee Director Stock Option Plan (the "1999 Director Plan"), the 2004 Equity Plan, and any other equity-based compensation plans adopted by the Company. The Compensation Committee, composed of Mr. Heurtematte, the Committee's Chairman, and Messrs. Baker, Ewing, and Sterrett, met three times in 2005 and acted by consent once in 2005.

         A copy of the Company's Compensation Committee Charter will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

         NOMINATING COMMITTEE. The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company's management decisions, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee's Charter, the Company's Bylaws and applicable law. The Nominating Committee, composed of Mr. Ewing, the Committee's Chairman, and Messrs. Baker, Heurtematte and Sterrett, met once in 2005.

         A copy of the Company's Nominating Committee Charter will be furnished to any stockholder upon written request. Such requests should be sent to: Rami
S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

         The members of each of the above-described committees are considered by the Board to be "independent" under the rules promulgated by the SEC and the NASDAQ National Market.

COMPENSATION OF DIRECTORS

         Effective since the quarter ending September 30, 2003, non-employee directors' compensation includes a cash retainer fee of $6,250 per quarter, per member. In addition, the non-executive chairman of the Board will receive an additional $1,250 per quarter, while each chairman of its three Committees will receive $625 per quarter. All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings. Pursuant to the 1999 Director Plan adopted at the 1999 Annual Meeting and amended by the Board in July 2000, each non-employee director is provided with an automatic grant of a non-qualified option to purchase 25 shares of Common Stock on the date following each fiscal quarter in which the director serves. Each such option (i) has a 10-year term, (ii) has an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant, and (iii) becomes fully exercisable on the date of grant. As of April 17, 2006, there were 365 shares of Common Stock remaining available for issuance under the 1999 Director Plan reserve.

REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                               By the Committee:

                                               Geoffrey B. Baker
                                               Timothy G. Ewing
                                               Julio E. Heurtematte, Jr.
                                               Malcolm M.B. Sterrett


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of April 12, 2006, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each executive officer named in the Summary Compensation Table below and by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

                                                                     Number of Shares of
                                                                       Common Stock             Percentage of
            Name of Beneficial Owner                                Beneficially Owned(1)        Ownership(1)
--------------------------------------------------------------      ---------------------       --------------
Value Partners, Ltd. (2)                                                  3,559,388                 45.4%
Rami S. Ramadan (3)                                                         183,000                  2.3
Julio E. Heurtematte, Jr. (4)                                                25,171                   *
Malcolm M.B. Sterrett (5)                                                    25,171                   *
Geoffrey B. Baker (6)                                                        25,131                   *
Timothy G. Ewing (7)                                                      3,559,388                 45.4
Special Situations Funds (8)                                              1,323,600                 16.9
Wynnefield Small Cap Value Offshore Fund, Ltd (9)                           882,353                 11.3
SC Fundamental Funds Group (10)                                             588,235                  7.5
All directors and the executive officer as a group (5 persons) (11)       3,817,861                 47.6%

-------------------
*    Less than 1%.

(1) The percentage of outstanding shares is based on 7,840,869 shares outstanding as of April 12, 2006 and, for certain individuals, entities and all directors and executives as a group, the percentage is based on total outstanding shares plus total shares of Common Stock issuable upon the exercise of certain options or warrants. Data for certain individuals is extracted from reports filed with the SEC or from information provided directly to the Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 12, 2006 upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) are exercisable within 60 days from April 12, 2006 have been exercised.

(2) Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners, whose business address is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205.

(3) Consists of 2,500 shares of Common Stock and 180,500 shares subject to incentive options, granted to Mr. Ramadan on July 12, 1999 and each subsequent year through 2005, of which 40,500 are vested. (See "Employment/Severance Agreement.")

(4) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Heurtematte under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2006, all of which were fully vested on the dates of grant.

(5) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Sterrett under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan at the end of each calendar quarter ended since March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2006, all of which were fully vested on the dates of grant.

(6) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Baker under the 1993 Incentive Stock Option Plan at December 31, 1998, 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan for the calendar quarter ended March 31, 1999 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each quarter ended since September 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2006, all of which were fully vested on the dates of grant.

(7) Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd. His beneficial ownership includes 3,559,388 shares of Common Stock, held by Value Partners, Ltd. (See also Note (2) above).

(8) AWM Investment Company, Inc., ("AWM") a Delaware corporation, is the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. ("SSCF"). MG Advisers, L.L.C., ("MG") a New York limited liability company, is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. ("SSPEF"). Austin W. Marxe and David M. Greenhouse are the principal owners of AWM and MG and are principally responsible for the selection, acquisition and disposition of the portfolios securities by the investment advisers on behalf of their Funds. As a result of a private placement of $4.75 million of Company Common Stock that was completed in late December, 2005 (the "Private Placement"), SSCF and SSPEF beneficially own 588,300 and 735,300 shares of Common Stock, respectively. The principal business of Special Situations Funds is to invest in equity and equity-related securities and other securities of any kind and nature.

(9) As part of its participation in the Private Placement, Wynnefield Small Cap Value Offshore Fund, Ltd., an investment firm, directly beneficially owns 882,353 shares of the Company's Common Stock.

(10) SC Fundamental Value Funds LP ("SCFVF") and SC Fundamental Value BVI, Ltd ("SCFVBVI"), collectively referred to as SC Fundamental Value Funds Group, were also participants in the Private Placement. SCFVF is managed by SC Fundamental LLC, as general partner, and beneficially owns 335,295 shares of Common Stock, while SCFVBVI is managed by SC BVI Partners, as investment advisor, and beneficially owns 252,940 shares of Common Stock.

(11)     See Notes (3), (4), (5), (6) and (7) above.


EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2005.



                                        Number of securities                             Number of securities remaining
                                          to be issued upon       Weighted-average       available for future issuance
                                            exercise of           exercise price of     under equity compensation plans
-------------------------------          outstanding options    outstanding options     (excluding securities reflected
       Plan Category                          and rights             and rights               in the first column)
-------------------------------       ---------------------    -----------------------  --------------------------------
Equity compensation plans (1)
approved by security holders                     261,260             $   3.41                         12,823

Equity compensation plans not
approved by security holders                           0             $      0                              0
                                                 -------             --------                         ------
Total                                            261,260             $   3.41                         12,823
                                                 =======             ========                         ======

------------------------

(1) Includes outstanding reserves remaining in the 2004 Incentive Equity Plan and the 1999 Director Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. by certain dates. The Company's directors and executive officers satisfied these filing requirements for the fiscal year ended December 31, 2005.

         Value Partners currently beneficially owns 3,559,388 shares, or 45.4%, of the Company's issued and outstanding Common Stock. As of December 31, 2005, Value Partners also holds 8.2% of the Company's long-term debt. The shares owned by Value Partners are also attributed to Mr. Timothy G. Ewing, a director of the Company, since he serves as the managing partner of Ewing & Partners, the manager of Value Partners.

         Except for Value Partners, Special Situations Fund and Wynnefield Small Cap Value Offshore Fund, Ltd., the Company knows of no other person who owns 10% or more of the Company's Common Stock. See also "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management."

                             MANAGEMENT COMPENSATION
SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation paid to or earned by the executive officer of the Company named in the table below during the fiscal years ending December 31, 2005, 2004 and 2003.

                                               SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                      ANNUAL COMPENSATION                                    |     LONG TERM COMPENSATION
-----------------------------------------------------------------------------|------------------------------------------
                                                                  OTHER      |  RESTRICTED      STOCK        ALL OTHER
                                                               COMPENSATION  |    STOCKS       OPTIONS     COMPENSATION
                                                                             |
                           YEAR       SALARY        BONUS          (2)       |      (3)          (3)
                                                                             |
Rami S. Ramadan (1)       2005       $400,000       $0           $8,280      |     $0          175,000          $0
                                                                             |
                          2004        400,000       150,000       8,268      |      0           1,500            0
                                                                             |
                          2003        400,000       168,000       5,616      |      0           1,500            0

       (1) Mr. Ramadan joined the Company as its CEO and CFO, July 12, 1999. He was elected the Company's President in August 2000. On July 1, 2005, Mr. Ramadan's employment agreement was renewed and amended for an additional two and one-half years.

       (2) The amounts shown represent the cost of operating and maintaining a leased automobile provided to Mr. Ramadan by the Company for each year indicated.

       (3) Amounts in year 2003 through 2004 represent the number of qualified stock options granted each year. These options listed are exercisable, and the option exercise price per share for 2003 and 2004 was set forth in Mr. Ramadan's 2002 employment contract. These options are exercisable at a per share price equal to the fair market value of such share, as determined by the average of the bid and ask price of such share at the close of the market on the date of the grant. Commencing with the renewal of his employment agreement in July 1, 2005 and pursuant to the Company's 2004 Equity Plan, Mr. Ramadan's equity compensation plan includes a grant of seven-year options to purchase an aggregate total of 175,000 shares of the Company's Common Stock. The exercise price, which began at $2.80 on July 1, 2005, increases by 3% every six months, and will end on January 1, 2012 at an exercise price of $4.11.

                These options will vest cumulatively as follows, if Mr. Ramadan is, at such time, employed by TWC:

           AT                  NUMBER VESTED       CUMULATIVE NUMBER VESTED
          ----                 -------------       ------------------------
      July 1, 2005                35,000                35,000

      July 1, 2006                35,000                70,000

      July 1, 2007                35,000                105,000

      July 1, 2008                35,000                140,000

      July 1, 2009                35,000                175,000

      In addition, Mr. Ramadan was granted, pursuant to his renewed employment agreement and the 2004 Equity Plan, 75,000 shares of restricted Common Stock that vest cumulatively as follows, beginning with the quarter ended September 30, 2005:


               NUMBER          CUMULATIVE VESTED                                    WHEN VESTED
               ------          -----------------                                    -----------
               25,000               25,000             When the trailing twelve months ("TTM") earnings per share from TWC's continuing operations for any two (2) consecutive fiscal quarters
                                                       ("TTMEPS") is equal to or exceeds $0.45 for the fist time.

               25,000               50,000             When TTMEPS is equal to or exceeds $0.60 for any two (2) consecutive fiscal quarters ended for the first time.

               25,000               75,000             When TTMEPS is equal to or exceeds $0.75 for any two (2) consecutive fiscal quarters ended for the first time.


      All unvested options and unvested restricted stock granted hereunder automatically and without any further action on the part of Mr. Ramadan or any members of the Compensation Committee, terminate upon the effective date of the termination or expiration of his employment agreement, except that all unvested options and unvested restricted stock granted, automatically and without any further action on the part of any person, vest in Mr. Ramadan upon the closing date of a change of control of the Company. All such vested options and restricted stock must be surrendered or otherwise converted into cash or securities of the acquirer or exercised as required or permitted by the terms and conditions of the change of control documents. Any extension of the terms of his employment agreement beyond December 31, 2007 will not result in the extension of any option or stock grant vesting or exercise periods set forth above. As of December 31, 2005 no shares of restricted stock had vested.


OPTION GRANTS/EXERCISES AND VALUES FOR FISCAL 2005

         The following table summarizes certain information concerning individual grants of options during fiscal 2005 to the executive officer named in the Summary Compensation Table above and the potential realizable value of the options held by such person at December 31, 2005.


                                             OPTIONS GRANTED IN FISCAL 2005
                                                   INDIVIDUAL GRANTS

                                                                                      BASE
                            SHARES OF COMMON            % OF TOTAL OPTIONS          EXERCISE
                            STOCK UNDERLYING          GRANTED TO EMPLOYEES IN         PRICE
                             OPTIONS GRANTED               FISCAL YEAR                ($/SH)          EXPIRATION DATE
                            ----------------          -----------------------      -----------        ---------------
RAMI S. RAMADAN                  175,000                       100%                     $2.80            06/30/12

         No options were exercised by the executive officer named in the Summary Compensation Table during fiscal 2005.

         The following table summarizes the option values held by the executive officer named in the Summary Compensation Table as of December 31, 2005.


                                   AGGREGATE OPTION EXERCISES IN FISCAL 2005 AND
                                      FISCAL 2005 YEAR-END OPTION VALUE TABLE

                                                      NUMBER OF UNEXERCISED OPTIONS |  VALUE OF UNEXERCISED IN THE
                                                                   AT               |       MONEY OPTIONS AT
                                                           DECEMBER 31, 2005        |      DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
                         NO. OF   |                 |                               |
                         SHARES   |  VALUE REALIZED |                               |
                      ACQUIRED ON |  UPON EXERCISE  |                               |
NAME                    EXERCISE  |                 | EXERCISABLE   UNEXERCISABLE   | EXERCISABLE    UNEXERCISABLE
                                  |                 |                               |
RAMI S. RAMADAN            0      |        $0       |    40,500        140,000      |     $0              $0


EMPLOYMENT/SEVERANCE AGREEMENT

Effective July 1, 2005, the employment agreement between the Company and Mr. Ramadan was renewed for a period of two and one-half years pursuant to which Mr. Ramadan will continue to serve as the Company's CEO, CFO and President at an annual salary of $400,000. Mr. Ramadan is eligible to participate in the 2004 Equity Plan and any present or future employee benefit plans, including a proposed profit sharing bonus plan and a proposed deferred compensation plan. He also will be reimbursed for reasonable travel and out-of-pocket expenses necessarily incurred in the performance of his duties. As provided by Mr. Ramadan's new agreement and shown in Footnote 2 to the Summary Compensation Table above, he received: (i) a grant of seven year options to purchase an aggregate total of 175,000 shares of the Company's Common Stock in allotments of 35,000 shares per annum as described above in Footnote 3 of the Summary Compensation Table; and (ii) upon reaching designated earnings per share targets, 75,000 shares of restricted Common Stock in 25,000 share allotments.

In the event the employment agreement is terminated without cause, as defined in the agreement, Mr. Ramadan will receive two year's salary, subject to certain timing limitations. The agreement is also subject to numerous termination provisions in the event of death, disability, discharge for cause, and material breach thereof, among others. In addition, upon termination of his agreement, with the exception of a discharge for cause, generally, the Company will continue to pay Mr. Ramadan his base salary and his medial insurance benefits then in effect until the date of the earlier of the commencement of his full time employment with another employer, or the first anniversary of the termination date of the employment agreement. Further, the employment agreement expires on December 31, 2007, provided, however, unless either the Company or Mr. Ramadan notifies the other of its/his intent not to extend the term on or prior to September 30, 2007 or on or prior to each September 30th thereafter, then the term of the agreement will be automatically extended for a period of one year to the next December 31st.

                              CERTAIN TRANSACTIONS

         At December 31, 2005 and 2004, approximately $372,000 and $1.1 million of the Interest Notes were held by Value Partners, Ltd., an approximate 45% owner of the Company's issued and outstanding Common Stock as of December 31, 2005. Related interest expense was approximately $60,000 and $114,000 for the years ended December 31, 2005 and 2004, respectively.

         During the year ended December 31, 2005, the Company utilized the services of an attorney who is the brother of the Company's managing director of Czech operations. Fees paid to the attorney during 2005 aggregated approximately $12,000. At December 31, 2005, approximately $1,200 was owed to the attorney for services rendered through such date.

         As of December 31, 2005, Value Partners, of which Mr. Ewing, a director of the Company, is the managing partner of Ewing & Partners, its general partner, holds a controlling 45.4% of the Company's issued and outstanding Common Stock. Further, Value Partners holds 8.2% of the Company's long term debt.


                     PROPOSAL TO AMEND THE 2004 EQUITY PLAN

         Since 1993, the Company has emphasized the grant of stock options at exercise prices based on fair market value as a means of providing long-term compensation to, and encouraging a long-term commitment by, its senior executives, certain key employees of the Company and its subsidiaries and its non-employee directors. Most recently these grants have been made pursuant to the 2004 Equity Plan adopted by the stockholders of the Company at the 2004 Annual Meeting and the 1999 Director Plan adopted by the stockholders of the Company at the 1999 Annual Meeting. The Company believes that stock options and other stock compensation have enhanced the Company's ability to meet its long-term goals and intends to continue to utilize this means of compensation for its employees and its non-employee directors. In order to continue its ability to grant incentives and equity compensation to employees and directors, the Compensation Committee of the Board of Directors of the Company, which administers both 2004 Equity Plan and the 1999 Director Plan, has determined that the 2004 Equity Plan should have an additional reserve of shares so that the Company's policy of issuing forms of equity compensation to its employees as an incentive for superior work as motivation for higher business achievements and results and to its non-employee directors by compensating them for their service to the Company can continue. In addition the Board believes the 2004 Equity Plan will continue to enable it to attract and retain highly qualified senior executives.

         Under the 2004 Equity Plan, there were 251,583 shares available for grant as well as 10,800 shares that, as of May 5, 2004, were available for issuance under the Company's 1998 Stock Option Plan (the "Prior Plan"). At present, 12,383 shares remain available for grant under the 2004 Equity Plan. Under the 1999 Director Plan, there were 2,500 shares available for grant of which 365 shares remain available for future grant. Accordingly, the Compensation Committee has approved two proposed amendments affecting several sections of the 2004 Equity Plan for stockholder approval at this Annual Meeting. The first amendment would authorize an increase in the number of shares reserved for issuance under the 2004 Equity Plan, due to the insufficient number of shares presently available for awards which the Company expects to make in future years pursuant to its current compensation practices. The second amendment would amend the definition of those eligible to participate in the 2004 Equity Plan to include non-employee directors. As a result, no further grants would be made under the 1999 Director Plan.

         The amendments provide that the total number of authorized shares that may be issued under the provisions of the 2004 Equity Plan be increased by 125,365 shares. This increase would include the 365 shares remaining in the 1999 Director Plan, which have not been awarded to date. Other amendments provide that non-employee directors of the Company would be eligible to participate in the 2004 Equity Plan. If these amendments are approved by the stockholders, the reserve of shares that will be available for the future issuance of stock options and other awards under the 2004 Equity Plan will increase from 12,383 to 137,748 shares (representing approximately 1.8% of the Company's 7,840,869 outstanding shares of Common Stock). All of these options will be available for grants to the executive officers and non-employee directors as well as other key employees, except that non-employee directors are eligible to receive only awards of non-incentive stock options. With the exception of the current and continuing policy to grant non-employee directors options to purchase 25 shares of Common Stock of the Company each fiscal quarter, it is not presently determinable who will receive these option awards since such awards are granted by the Compensation Committee in its discretion from time to time.

         These amendments to the 2004 Equity Plan will not become effective unless and until they are approved by the stockholders of the Company and the date of such approval will be its effective date. The provisions of the 2004 Equity Plan to be amended are set forth below and are qualified in their entirety by reference to the full text of the 2004 Equity Plan, in its present form and as proposed for amendment, a copy of which may be obtained from the Company by addressing your request to the Compensation Committee, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.


         "SECTION 1. Purpose. The purposes of the Trans World Corporation 2004 Equity Incentive Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Affiliates
         (ii) motivating such employees by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such employees to participate in the long-term growth and financial success of the Company; and (iv) compensating non-employee directors for their service to the Company.

                                          ****

         SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

         "Non-employee Director" shall mean a director of the Company or of any Affiliate, who is not also an employee of the Company or of any Affiliate.

         "Participant" shall mean any Employee or Non-Employee Director selected by the Committee to receive an Award under the Plan.
                                                       ****

         SECTION 4.  Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall not exceed (i) 376,583 plus (ii) 10,800 Shares that, as of May 5, 2004, were available for issuance under the Company's 1998 Stock Option Plan (the "Prior Plan") or that thereafter become available for issuance under the Prior Plan in accordance with its terms as in effect on such date and (iii) 365 Shares that, as of April 12, 2006, were available for issuance under the Company's 1999 Non-Employee Director Stock Option Plan (the "1999 Director Plan") or that thereafter become available for issuance under the 1999 Director Plan in accordance with its terms as in effect on such date.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE 2004 EQUITY PLAN.

    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent registered public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2006, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Rothstein, Kass & Co., P.C. provided audit and non-audit services to the Company in 2005 and 2004, which are described below. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.


         The following table shows the fees that were billed to the Company by Rothstein, Kass & Co., P.C. for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004.

              FEE CATEGORY                      2005                2004
     ----------------------------------      --------------     -------------
     Audit Fees                              $      135,000     $     129,000
     Audit-Related Fees                               3,000             5,000
     Tax Fees                                        32,000            20,000
                                             --------------     -------------
       Total Fees                            $      170,000     $     154,000

         AUDIT FEES. This category includes fees for the audit of the Corporation's annual financial statements, review of financial statements included in the Corporation's quarterly reports on Form 10-Q and services that are normally provided by Rothstein, Kass & Co., P.C. in connection with statutory and regulatory filings or engagements.

         AUDIT-RELATED FEES. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not included above under "Audit Fees."

         TAX FEES. This category includes fees for tax compliance, tax advice, and tax planning. These services include tax return preparation, expatriate tax services and international VAT tax planning.

       In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & CO., P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have presented at the 2007 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than December 19, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2007 Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company's Articles of Incorporation, which provide that business must be properly brought before the meeting by or the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company's Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting. No stockholder proposals were received by the Company in connection with the 2006 Annual Meeting.

                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2005 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2005 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO SECRETARY, TRANS WORLD CORPORATION, 545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

         The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation. The cost of this solicitation of proxies will be borne by the Company. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

/s/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


April 17, 2006

                             TRANS WORLD CORPORATION


                                                         April 17, 2006


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held in the 12th floor Conference Room of the Walker Building located at 734 15th Street N.W., Washington, D.C. 20005 on Wednesday, May 17, 2006 at 10:00 a.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE BOARD'S NOMINEES FOR DIRECTOR AND "FOR" THE AMENDMENTS TO THE 2004 EQUITY INCENTIVE PLAN AND "FOR" THE RATIFICATION OF ROTHSTEIN, KASS & COMPANY P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2006. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/s/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


                \/FOLD AND DETACH HERE AND READ THE REVERSE SIDE\/
--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                             TRANS WORLD CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2006

         The undersigned, being a stockholder of Trans World Corporation (the "Company") as of April 12, 2006, hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the 12th floor Conference Room of the Walker Building located at 734 15th Street N.W., Washington, D.C. 20005 on Wednesday, May 17, 2006 at 10:00 a.m., Eastern Daylight Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.  ELECTION OF DIRECTORS  / / FOR    / / FOR ALL EXCEPT  / / WITHHOLD AUTHORITY
     Nominees for a one year term:  Geoffrey B. Baker,  Timothy G. Ewing,
Julio E. Heurtematte, Jr.,  Rami S. Ramadan,  Malcolm M.B. Sterrett

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT WRITTEN BELOW.

_________________________________________________________________

2. PROPOSAL to amend the 2004 Equity Incentive Plan.
                            / / FOR          / / AGAINST         / / ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2006.
                            / / FOR          / / AGAINST         / / ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2006 AND AT ANY ADJOURNMENT THEREOF.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)






                \/FOLD AND DETACH HERE AND READ THE REVERSE SIDE\/
--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                             TRANS WORLD CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2006

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE AMENDMENTS TO THE 2004 EQUITY INCENTIVE PLAN, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.
                 Please be sure to sign and date this Proxy in the space below.

                 Date: _______________________________________, 2006

                 _________________________________________________
                 Stockholder signature

                 _________________________________________________
                 Co-holder signature, if any.

         PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEEDS TO SIGN.

         PLEASE ACT PROMPTLY. SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

         I PLAN TO ATTEND THE ANNUAL MEETING:         YES         NO

         IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________